CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" and "Financial Statements" in the Statement of Additional Information, which are included in Post-Effective Amendment Number 9 to the Registration Statement (Form N-1A, No. 33-85196) of the Millennium Income Trust and to the use of our report dated October 24, 2003, incorporated by reference therein.





                                                /s/ERNST & YOUNG LLP


Cincinnati, Ohio
January 14, 2004